Antares Pharma Investors’ Update September 2019 EX 99.1

This presentation contains forward-looking statements within the meaning of the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: adequate reimbursement coverage and commercial success of XYOSTED® and future revenue from the same; market acceptance of Teva’s generic epinephrine auto-injector product and future revenue from the same; market acceptance and revenue from AMAG Pharmaceutical’s Makena® subcutaneous auto injector product; Teva’s ability to successfully commercialize VIBEX® Sumatriptan Injection USP and the amount of revenue from the same; continued growth of prescriptions and sales of OTREXUP®; the timing and results of the Company’s or its partners’ research projects or clinical trials of product candidates in development including projects with Teva and Pfizer and our proprietary projects ATRS-1701 and ectopic pregnancy; actions by the FDA or other regulatory agencies with the respect to the Company’s products or product candidates of its partners; continued growth in product, development, licensing and royalty revenue; achievement of the Company’s 2019 updated revenue guidance; successful completion of the transaction with Ferring International Centre, S.A; the Company’s ability to meet loan extension and interest only payment milestones and the ability to repay the debt obligation with Hercules Capital; the Company’s ability to complete additional strategic alliance transactions; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's most recently filed Annual Report on Form 10-K, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law. ©2019 Copyright Antares Pharma, Inc. All Rights Reserved. Safe Harbor Statement

Antares Pharma is an innovative leader in self-administered injection technology Five products utilizing FDA-approved Antares devices were commercialized in the past five years; three in 2018 alone XYOSTED® (testosterone enanthate) Makena® (hydroxyprogesterone) Generic EpiPen® (epinephrine) All are providing important and growing revenue streams to the company Record Q2 2019 total revenue of $28.4M (101% increase vs. Q2 2018) Antares Pharma Overview

Continued dramatic shift toward growth in product revenue Q219 - $20.6M in product revenue – an 86% increase compared to the same period one year ago Commercialized proprietary products: XYOSTED® and OTREXUP®: $9.0M Partnered products: Teva EpiPen Teva Sumatriptan AMAG Makena® Needle Free Antares Pharma Overview $11.6M 2019 full year revenue guidance increased to $100-$110 million Potential increase of approximately 65% over 2018-reported revenue Novel drug delivery technology can provide numerous product opportunities and life-cycle management solutions Proprietary and partnered revenue streams provide multiple opportunities for growth YTD 6/30 Total Revenue - $51.7M YTD 6/30 Product Revenue - $38.9M

Antares Pharma Proprietary Commercial Products September 2019

An innovative way to deliver testosterone (T) replacement therapy 98.5% of phase-3 study XYOSTED® patients achieved testosterone levels in the normal, physiologic range A narrow peak-to-trough ratio of 1.8 means T levels stay steady T Levels maintained for as long as the patient stays on therapy* Steady, predictable pharmacokinetics* Virtually painless subcutaneous injection observed in a P3 clinical study Convenient, once-a-week dosing Easy up/down titration scheme Low risk of transfer compared with topical products Please see full prescribing information, including boxed warning, for additional safety information at www.XYOSTED.com XYOSTED® (testosterone enanthate) for injection *Studied for 52 weeks when taken every week, as directed. Achieving desired blood levels may require dose adjustments at Week 7 based upon Week 6 blood levels. Some patients fell below minimum level of 300 ng/dL despite dose adjustments.

Ctrough Stable For 52 Weeks 6 12 18 26 38 52 Week 1, pre-dose Mean Ctrough (ng/dL) over 52 week “003” study Green lines represent the defined range of 300 – 1100 ng/dL ………….. Baseline QST-13-003 treatment regimen demonstrated a mean steady state concentration of testosterone of 553.3 ± 127.3 ng/dL at 12 weeks See Full Prescribing Information including Boxed Warning and Important Safety Information at www.xyosted.com

Trial Experience Multiple Channels Directed at Key Targets Multi-channeling campaign targets physicians and patients through digital, social, enduring, and live platforms that drive awareness, prescription generation, and prescription fulfillment Access program further aids prescription fulfillment with co-pay assistance for patients and Hub Service for both patients and HCPs to support insurance claims known as STEADYCare Social Media and Digital Engagement Enduring Materials and Sales Assets Congresses and Exhibit Presence Prescribers and Patients Live Promotional Events

More than 20,000* XYOSTED® TRx’s to date written by ~2,800 different physicians More than 10,000 patients prescribed XYOSTED® since launch XYOSTED® Growth Since Launch

Commercial Experience Broad Utilization Across all TRT Specialties

Commercial Experience Antares Commercial Products OTREXUP® (methotrexate) for injection and generic sumatriptan generated combined revenue of $29 million in 2018 Q2 2019 combined revenue was $7.3 million 2019 year-to-date combined revenue - $14.9 million

Antares Pharma Partnered Commercial Products September 2019

Commercial Experience Teva’s Generic EpiPen Teva’s generic EpiPen® was approved by FDA as therapeutically equivalent to Mylan’s EpiPen® and is fully substitutable at the pharmacy Antares receives cost plus margin on all devices sold to Teva plus mid-to-high, single-digit royalties on in-market sales of product EpiPen, Jr. recently launched in-time for the back-to-school season According to the most recent Symphony prescription data, Teva has captured a 29% share of the EpiPen market* *Symphony Health Solutions, Week Ended August 30, 2019

Commercial Experience Generic EpiPen® Monthly Prescription Trends

Commercial Experience Makena® hydroxyprogesterone caproate injection Makena® is to used to reduce the risk of pre-term birth in certain at-risk women Provides patients with efficient, discreet, and user-friendly administration AMAG/Antares collaboration began in 2014 Antares receives cost plus product transfer price (fully packaged QuickShot® device), plus royalty on net sales and sales performance milestones Q2 2019 ATRS Total Makena Revenue: $5.3M and YTD $9.9M Q2 2019 Makena market share increased 9% to 63% of all FDA approved hydroxyprogesterone prescriptions Continued favorable payer and prescriber support with broad payer coverage Subcutaneous injection Intramuscular injection

Antares Pharma Development Pipeline September 2019

Commercial Experience Antares Pharma Pipeline Product Preclinical Phase 1 Phase 2 Phase 3 Marketed Antares Proprietary and Partnered Products Teriparatide (Teva) Exenatide (Teva) ATRS-1701 Neurology (Antares) Methotrexate for Ectopic Pregnancy (Antares) Orphan Status Undisclosed Rescue Pen (Pfizer)

Antares Pharma Q2 2019 Financial Results September 2019

Commercial Experience Antares Pharma Q2 and YTD 2019 Three Months Ended June 30 Increase Six Months Ended June 30 Increase 2019 2018 (Decrease) 2019 2018 (Decrease) Total Revenue $ 28,433 $ 14,162 101% $ 51,719 $ 26,865 93% Cost of Revenue 12,441 6,960 79% 23,387 14,146 65% Gross Profit 15,992 7,202 122% 28,332 12,719 123% % Revenues 56% 51% 55% 47% Research & Development 2,494 3,230 (23%) 4,881 6,130 (20%) Selling, General & Administrative 15,087 7,883 91% 30,022 16,119 86% Total Operating Expenses 17,581 11,113 58% 34,903 22,249 57% Operating Loss (1,589) (3,911) (59%) (6,571) (9,530) (31%) Interest Expense (712) (654) 9% (1,373) (1,285) 7% Other Income (Expense) 75 45 67% 179 102 75% Net Loss $ (2,226) $ (4,520) (51%) $(7,765) $ (10,713) (28%) Loss Per Share $ (0.01) $ (0.03) $ (0.05) $ (0.07)

+17% vs. 2017 +57-73% vs. 2018* 5-year Growth and 2019 Projection Projected CAGR of 31.7% * Percent increase based on revised 2019 guidance +72% vs. 2014 +14% vs. 2015

Continued XYOSTED® prescription growth and adoption Continued generic EpiPen® and EpiPen® Jr. prescription growth and adoption Continued contribution from the Makena® subcutaneous hydroxyprogesterone auto-injector Potential FDA approval and launch of Teva’s generic teriparatide (Forteo®) for patients with osteoporosis at high risk for fracture Potential additional, strategic alliance transactions Antares Pharma: 5 Potential Catalysts

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